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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2005
                                                        ------------------


                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


       Delaware                     333-120575                 74-2440850
-------------------------- --------------------------- -------------------------
    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)           Identification No.)
    incorporation)


               745 Seventh Avenue, 7th Floor                        10019
                    New York, New York
------------------------------------------------------------ -------------------
         (Address of principal executive offices)                  Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000


                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 8.01.    Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,747,331,000 in aggregate principal amount Class 1-A1, Class 1-A2A, Class 1-A2B, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class M1-I, Class M2-I, Class M3-I, Class M1-II, Class M2-II, and Class M3-II Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-19XS on August 31, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 26, 2005, as supplemented by the Prospectus Supplement, dated August 30, 2005 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2A, Class 1-A2B, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class M1-I, Class M2-I, Class M3-I, Class M1-II, Class M2-II, Class M3-II, Class X-I, Class X-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,754,587,677.76 as of August 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.

             (a) Not applicable.

             (b) Not applicable.

             (c) Exhibits:

                 1.1 Terms Agreement, dated August 29, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                 4.1 Trust Agreement, dated as of August 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

                 99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                 99.2 Reconstituted Servicing Agreement, dated as of August 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                 99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:    /s/ Michael C. Hitzmann
                                              -----------------------
                                       Name:  Michael C. Hitzmann
                                       Title: Vice President

Date: September 15, 2005




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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

    1.1 Terms Agreement, dated August 29, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

    4.1 Trust Agreement, dated as of August 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

   99.2 Reconstituted Servicing Agreement, dated as of August 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

   99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.